SENT VIA FAX           PLEASE DELIVER ASAP

TO:      Steve Bayern and Pat Kolenik

FROM:    Mark Miehle

Dated:   August 3, 2000


If this document is agreeable to you please initial at the bottom and return via FAX to (801) 977 8973. Upon receipt, I will instruct Randall draw up formal documents for your signature.

This agreement

1) Rescinds the issuance of 200,000 PMED common stock dated June 30th, 2000 and issued in connection with the Dicon transaction,

I appreciate your consideration in this matter and your cooperation in arriving at an equitable solution.

We the undersigned agree to the terms and conditions stated above:


/s/ Steve Bayern  /s/ Pat Kolenik   /s/ Randall Mackey        /s/ Mark Miehle
Steve Bayern      Pat Kolenik       Randall Mackey            Mark Miehle

SENT VIA FAX                 PLEASE DELIVER ASAP

TO:      Steve Bayern and Pat Kolenik

FROM:    Mark Miehle

Dated:   August 3, 2000


If this document is agreeable to you please initial at the bottom and return via FAX to (801) 977 8973. Upon receipt, I will instruct Randall draw up formal documents for your signature

The agreement

Provides for a new agreement with Cyndel. The agreement will pay a commission of $ 500,000 upon the completion of

                    A The Dicon transaction and

                    B The completion of a round of financing of a minimum of $1.0 million dollars to be completed by September 4th, 2000. Pricing for the round will be at a 15% discount to market. (As an example current market is $5.00 therefore the offer would be $ 4.25 a share). I choose 15% because Trinity currently has a deal and a first right of refusal at 14%.


I appreciate your consideration in this matter and your cooperation in arriving at an equitable solution.

We the undersigned agree to the terms and conditions stated above


/s/ Steve Bayern  /s/ Pat Kolenik   /s/ Randalll Mackey        /s/ Mark Miehle
Steve Bayern      Pat Kolenik       Randall Mackey             Mark Miehle

SENT VIA FAX                PLEASE DELIVER ASAP

TO:      Steve Bayern and Pat Kolenik

FROM:    Mark Miehle

Dated:   August 3, 2000


If this document is agreeable to you please initial at the bottom and return via FAX to (801) 977 8973. Upon receipt, I will instruct Randall draw up formal documents for your signature.

Cyndel and PMED will either establish a separate agreement or amend the existing one stating that they have entered into an investment banking relationship with PMED ( or some type of relationship that is not redundant with the existing in place Cyndel agreement or in conflict with the another agreement that we might have). Upon entering into the relationship that Cyndel be accorded 150,000 warrants at $4.00 a share


I appreciate your consideration in this matter and your cooperation in arriving at an equitable solution.

We the undersigned agree to the terms and conditions stated above


/s/ Steve Bayern  /s/ Pat Kolenik   /s/ Randall Mackey         /s/ Mark Miehle
Steve Bayern      Pat Kolenik       Randall Mackey             Mark Miehle